UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
October 27, 2021
SHARPS COMPLIANCE CORP.
Commission File No. 001-34269

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	74-2657168
(State Or Other Jurisdiction Of Incorporation Or Organization)	(IRS Employer Identification No.)
9220 Kirby Drive, Suite 500
Houston, Texas 77054
(Address Of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code)
713-432-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Shares, $0.01 Par Value	SMED	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is a an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS
Item 2.02    Disclosure of Results of Operations and Financial Condition

Item 9.01    Financial Statements and Exhibits

        SIGNATURES

        INDEX TO EXHIBITS

        Press Release

Item 2.02. Results of Operations and Financial Condition.
On October 27, 2021, Sharps Compliance Corp. (the "Company") announced its results of operations for the three months ended September 30, 2021. A copy of the earnings release is attached as Exhibit 99.1.
The information in this Current Report is being furnished pursuant to Item 2.02 including Exhibit 99.1 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), and Section 11 of the Securities Act of 1933, as amended, otherwise subject to the liabilities of those sections nor incorporated by reference in any filing under the Exchange Act unless specifically referenced in such subsequent filing as being incorporated by reference. The Company does not undertake a duty to update the information in this Current Report and cautions that the information included in this Current Report is current only as of October 27, 2021 and may change thereafter.

Item 9.01. Financial Statements and Exhibits.
(a)Financial Information
    Not applicable.
(b) Pro Forma Financial Information
    Not applicable.
(c)Exhibits
Exhibit        Description

99.1	Press Release, dated October 27, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2021	SHARPS COMPLIANCE CORP. By: /s/ DIANA P. DIAZ Diana P. Diaz Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number

99.1	Press Release, dated October 27, 2021.